UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ] Preliminary Proxy Statement

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[ ] Soliciting Material Pursuant to Sect. 240.14a-12

KLONDIKE STAR MINERAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)4 and 0-11.

  Title of each class of securities to which transaction applies: Common

  Aggregate number of securities to which transaction applies:

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  Proposed Maximum Aggregate Value of Transaction: N/A

  Total Fee Paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11)a_)2_ and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

  Amount Previously Paid:

  Form, Schedule or Registration Statement No.

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  Date Filed

KLONDIKE STAR MINERAL CORPORATION

P.O. Box 20116, 1031 - 10 Mile Road
Whitehorse, Yukon, Canada Y1A 7A2

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 15, 2006

Dear Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Klondike Star Mineral Corporation (the "Company") for use at the Company's annual meeting of Shareholders, to be held at 9:30 a.m., November 15, 2006, at the Hilton Hotel, 300 112th Avenue Southeast, Bellevue, WA 98004 and at any adjournment thereof (the "Meeting"). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon. If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company at 1031 - 10 Mile Road, Whitehorse, Yukon, Canada, for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals. The cost of preparing, printing, assembling, and mailing the Notice of Annual Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy will first be sent to shareholders on or about October 16, 2006. Shareholders wishing to include a proposal in the Information Statement should supply their proposal to the Company no later than October 31, 2006.

The annual meeting of shareholders of Klondike Star Mineral Corporation, a Delaware corporation (the "Company"), will be held on November 15, 2006, at 9:30 a.m. local time, at the Conference Room of the Hilton Hotel, 300 112th Avenue Southeast, Bellevue, WA 98004, for the following purposes:

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation increasing the authorized shares of its common stock to 120,000,000 shares.

2. To elect all members of the Board of Directors.

3. To approve Williams & Webster, P.S. as the Company's independent auditors for the coming year;

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on September 29, 2006 will be entitled to receive this Information Statement and notice of the Annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Hans Boge, President

Signed at: Whitehorse, Yukon

Date: October 10, 2006

KLONDIKE STAR MINERAL CORPORATION

P.O. Box 20116, 1031 - 10 Mile Road
Whitehorse, Yukon, Canada y1a 7A2

INFORMATION STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 15, 2006

INTRODUCTION

This Information Statement is being furnished to the shareholders of Klondike Star Mineral Corporation, a Delaware corporation (the "Company"), to inform them of the annual meeting of shareholders. This meeting (referred to herein as the "Annual Meeting") will be held on November 15, 2006 at the Conference Room of the Hilton Hotel, 300 112th Avenue Southeast, Bellevue, WA 98004, at 9:30 a.m. local time. Only shareholders of record at the close of business on September 29, 2006 (the "Record Date"), will be entitled to receive this Information Statement and to vote at the Annual Meeting. This Information Statement and the Notice of Annual Meeting are first being mailed to the Company's shareholders on or about October 16, 2006.

At the Annual Meeting, holders of common stock (the "Common Stock") of the Company will be asked:

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation increasing the authorized shares of the Company's common stock to 120,000,000 shares.

2. To elect all members of the Board of Directors.

3. To approve Williams & Webster, P.S. as the Company's independent auditors for the coming year;

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The cost of printing and distributing this Information Statement and holding the Annual Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company's principal executive offices are located at 1031 - 10 Mile Road, Whitehorse, Yukon, Canada.

INFORMATION REGARDING THE PROPOSALS

GENERAL

The proposal to amend the Company's Articles of Incorporation is described below.

AMENDMENT OF ARTICLES OF INCORPORATION INCREASING SHARES OF THE COMPANY'S COMMON STOCK

Purpose: The Company's Board of Directors is seeking shareholder approval to amend the Articles of Incorporation to authorize an increase from 80,000,000 to 120,000,000 shares of common stock. The Board of Directors believes that this authorization is in the best interest of the Company in that it will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors determines in its discretion.

The Articles of Incorporation will be amended to read as follows:

Fourth is changed to read as follows:

"FOURTH. The total number of shares of stock which this corporation is authorized to issue is: One Hundred Forty Million (140,000,000) shares of which One Hundred Twenty Million (120,000,000) shares with a par value of One Tenth of One mil ($.0001) each, amounting to Twelve Thousand Dollars ($12,000.00) are Common Stock and Twenty Million (20,000,000) shares with a par value of One Tenth of One mil ($.0001) each, amounting to Two Thousand Dollars ($2,000.00) are Preferred Stock."

Effect: The issuance by the Company of any additional shares of Common would dilute both the equity interests and the earnings per share of existing holders of the Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock.

No Dissenters' Rights: Pursuant to the Delaware Statutes, the holders of the Company's Common Stock and Preferred Stock are not entitled to dissenters' rights in connection with the increase in the number of authorized shares. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of amending the Articles of Incorporation, increasing the authorized shares of common stock to 120,000,000 shares.

ELECTION OF THE BOARD OF DIRECTORS

As of the Record Date, the Board of Directors consists of two individuals: Hans Boge, P.Eng. and Donald W. Flinn, P.Eng. The following names and background information are provided for all persons nominated to serve on the Company's Board of Directors:

Name	Age	Positions Held	Date of Election or Designation	Term of Office
Hans Boge	55	President, Chief Financial Officer, Secretary, Director	September, 2003	Three years
Donald W. Flinn, P.Eng.	62	Vice-President, Operations, Director	February, 2004	Three years
Sergei Doodchenko, P. Eng.	70	None	October, 2006	Two years
Albert Khelfa	61	None	October, 2006	Two years

Background Information:

Hans Boge, P. Eng. Mr. Boge is a civil engineer, and founder and president of Boge and Boge (1980) Ltd., a consulting engineering firm started in 1976. The company's major clients in the mining sector include Inco and Hudson's Bay Mining and Smelting. In the gold mining sector, customers have included Placer Dome, Campbell Red Lake Mines, Dickensen Mines (now GoldCorp), and Bissett Gold Mine. He is co-founder and president of Canadian Project Management Team Inc., a project development and management service firm developing activities in Ghana and Egypt. Boge is a co-founder of Langreen (1984) Ltd., a construction company operating in Manitoba and Ontario; and is president of Diaser Management (2006) Ltd., a firm providing design-build services to the mining and agricultural processing industries.

Donald W. Flinn, P. Eng. Mr. Flinn is a civil engineer, with over forty years business experience in the private and public sectors as an owner/operator of construction companies, a consulting engineer, a corporate executive and a project manager. He is president and CEO of Innovative Construction Technologies, Inc. and former Managing Director of Energy Solutions Centre Inc. of Whitehorse, Yukon. The Centre won several national awards for its performance in energy conservation, renewable energy solutions and greenhouse gas emission reduction. Flinn is past president of the Association of Professional Engineers of Yukon, a former provincial member of the Canadian Standards Association (CSA), and a former Technical Director for the Canadian GeoExchange Coalition, a federally incorporated company.

Sergei Doodchenko, P. Eng. Mr. Doodchenko is a mechanical engineer with over forty years of business and engineering experience in the mining, agricultural processing, oil, forestry and international development sectors. Currently president, Diaser Consulting Ltd. he spent the last twenty years as owner/operator of an engineering and design/build construction company undertaking major projects in various Canadian jurisdictions, the United Arab Emirates, Indian, Kazakhstan and Turkey.

Albert Khelfa. A senior management and international development consultant since 1994, Mr. Khelfa has multiple degrees and diplomas in dental surgery, biology, natural sciences, business administration and education from the University of Cairo, the University of Quebec and the University of Montreal. His career encompasses significant experience in developing business and trade relations, negotiating joint ventures and other commercial ventures, management training programs, and conducting market and feasibility studies at the international level. These projects and activities have extended to Canada, Egypt, Algeria, Rwanda, Ivory Coast, North Africa, the Middle East, Europe and the United States.

There are no material proceedings to which any of the nominated directors is an adverse party to the Company, or has a material interest adverse to the Company. There are no legal proceedings, as described in Rule 401(d), required to be disclosed hereunder. There have been no transactions between nominated directors and the Company for the past two years. There are no family relationships between any of the nominated directors and the officers of the Company.

A vote FOR is a vote in favor of electing the nominated Directors for the specified terms in office.

Compliance with Section 16(a) of the Exchange Act: As of the Record Date, the Company has become aware that PanAmerica Capital Group, Inc. now owns more than twenty-three percent (23%) of the Company's common stock. The Company has informed PanAmerica Capital Group, Inc. that it is required to timely file reports required by Section 16(a) of the Exchange Act, but as of the date of this Proxy Statement, it has not filed those reports. Other than PanAmerica Capital Group, Inc., the Company is not aware of any director, officer or other beneficial owner of more than ten percent of the Company's common stock, who failed to file on a timely basis reports required by Section 16(a) during the most recent fiscal year or prior years.

No Dissenters' Rights: Pursuant to the Delaware statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

NOMINATION OF WILLIAMS & WEBSTER P.S. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR

The Company's Board of Directors has selected Williams & Webster, P.S. to serve as the Company's independent auditors for all audit work associated with the preparation of the Company's financial statements during the year ending February 28, 2007. The Board of Directors has determined that the Company's auditors for the year ending February 28, 2007, are suitably independent, and are well versed in Generally Accepted Accounting Practices and securities reporting requirements. The Company does not expect a representative of Williams & Webster, P.S. to attend the Shareholder Meeting.

Audit Fees: $39,080.27. Aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements and review of financial statements included in registrant's Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Tax Fees: $5,382.50. Aggregate fees billed for the fiscal years 2000-2004 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

All other fees: $0.00. Aggregate fees billed for the last fiscal year for products and services provided by the principal accountant, other than the services reported above.

No Dissenters' Rights: Pursuant to the Delaware Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of appointing Williams & Webster, P.S. as the Company's auditors until the next Annual Meeting.

OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting. If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Articles of Incorporation and take all other proposed actions which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

Authorized and Outstanding Capital Stock

The Company has authorized 80,000,000 shares of Common Stock par value of one tenth of one-cent ($.0001), of which 27,462,782 shares are issued and outstanding or authorized to be issued. The Company has authorized 20,000,000 shares of Preferred Stock of which there are 2,000,000 shares are issued and outstanding.

As of August 31, 2006, there were about 5,900 holders of record of Common Stock. The Company's stock trades on the OTCBB under the symbol KDSM.

The following summary of certain provisions of the Common Stock does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Company's Amended and Restated Articles of Incorporation, and Bylaws, copies of which will be provided to qualified prospective investors as part of the subscription procedures, where such rights are set forth in full, and by the provisions of applicable law.

Common Stock

The holders of Common Stock are entitled to one vote per share on all matters to be voted upon by stockholders. The holders of Common Stock are entitled to receive such dividends, if any, as may be declared by the Board of Directors from funds legally available for the payment of dividends. In the event of a dissolution or liquidation of the Company, the holders of Common Stock are entitled to receive all assets of the Company available for distribution to the Company's stockholders. Holders of Common Stock have no conversion or redemption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 29, 2006, the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is P.O. Box 20116, 1031 - 10 Mile Road, Whitehorse, Yukon, Canada.

	SHARES
	OF	PERCENT
	COMMON	OF
NAME	STOCK	OWNERSHIP

PanAmerica Capital Group Inc.	6,362,640	23.2%
P.O. Box 832-2522 WTC
Panama

Tuthill Network Assets Inc.	2,400,000	8.7%
P.O. Box 0816-02884,
Salduba Building, 3rd Floor, Panama

Lantz Financial Inc.	2,200,000	8.0%
P.O. Box 0816-02884,
Salduba Building, 3rd Floor, Panama

Ceylon Enterprises Incorporated	2,000,000	7.3%
P.O. Box 0816-02884,
Salduba Building, 3rd Floor, Panama

Kluane Basic Industries, Ltd.	1,800,000	6.6%
6125 Gleneagles Drive
West Vancouver, B.C. V7W 1W1

Swisspulse Corporate Investment AG	1,800,000	6.6%
Basel, CH-270

Top-Gold AG MVK	1,550,000	5.6%
Herrengasse 2
Vaduz, Liechtenstein 9490 [1]

Rene Hussey [2]	1,510,000	5.5%
POB 57, FL -9493

Directors and Officers as a group	Nil	Nil

1 Top-Gold AG also holds 1,550,000 warrants to purchase common shares.

2 Rene Hussey also holds 310,000 warrants to purchase common shares.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows all salary and payments to each of the Company's directors and officers.

Name and Principal Position	Year	Annual Compensation			Long-term compensation
		Salary ($)	Bonsu ($)	Other Annual Compensation	Awards		Payouts	All other compen- sation ($)
					Restricted Stock Award(s) ($)	Securities Under- lying options/SAR's (#)	LTIP payouts ($)
Hans Boge, P. Eng., Chair, President, Chief Financial Officer, Secretary	2006	0	0	93,401 in professional fees	0	700,000	0	Value of 2005 stock option award recognized in 2006 at $1,599,535
Donald W. Flinn, P. Eng., Vice-President Director	2006	130,199	38,322	1,433 in benefits	0	500,000	0	Value of 2005 stock option aware recognized in 2006 at $1,142,525
Colin Young, C.A., Comptroller	2006	0	0	54,777 in professional fees	0	0	0	0
Barbara Stevenson, Assistant Corporate Secretary	2006	69,439	0	1,455 in benefits	0	30,000	0	Value of stock option award recognized in 2006 at $35,550

Following is information pertaining to stock options granted to the Company's executive officers and directors during fiscal year ending February 28, 2006:

Name	Number of Securities Underlying Options/SARs granted (#)	Percent of total options/SARs granted to employees in fiscal year	Exercise or base price ($/Sh)	Expiration Date
Hans Boge, P.Eng., President	0	0	0
Donald W. Flinn, P.Eng., Vice-President, Operations	0	0	0

BOARD OF DIRECTORS - COMMITTEES

2006 Board and Committee Meetings

During the fiscal year ended February 28, 2006, the Board of Directors met approximately nine (9) times. Each director attended 100% of the total number of meetings of the Board and committees on which he or she served. The Board of Directors can be contacted at the Company's main office by regular mail: Box 10226, 1031 -10 Mile Road, Whitehorse, Yukon, Y1A 7A2, Canada or by email: communications@klondikestar.com.

The Board of Directors has two subcommittees with written charters: the Audit Committee established formally November 29, 2005 and the Environment, Health and Safety Committee established January 30, 2006.

Audit Committee

During the year-ending February 28, 2006, the Audit Committee met two (2) times and has been meeting on a quarterly basis during fiscal year 2007. The Audit Committee has reviewed and discussed the audited financial statements for the previous fiscal year ended February 28, 2006;
  has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemental; and
  has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors the independent auditors independence.

  Based on the review and discussions noted above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended February 28, 2006.

  Two members of the Board of Directors currently serve on the Audit Committee. Each of the two nominated "independent" directors, if elected, will serve as a member of the Audit Committee for the year ending February 28, 2007. The Board of Directors adopted a written charter for the Audit Committee on November 29, 2005.

  The Company's common stock trades on the OTC Bulletin Board under the symbol KDSM. Thus, Klondike Star is not subject to NASDAQ audit committee requirements.

  The Company's Articles of Incorporation do not set forth separate functions of the Audit Committee.

  AVAILABLE INFORMATION

  The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at www.sec.gov. To review the annual 10-KSB to February 28, 2006 and other fillings, at the Commission's homepage select "filings and Forms (EDGAR)," click on "search for Company Filings," then click "Company & Other Filers," type KDSM in the CIK box, enter and open the appropriate file. Any shareholder may also receive a copy of any report by contacting the Company by mail at P.O. Box 20116, Whitehorse, Yukon, Y1A 7A2 Canada, by calling toll free 1-800-579-7580, by emailing information@klondikestar.com, or, more generally, by accessing the Company's website at www.klondikestar.com. The Company will provide the documents incorporated by reference without charge upon such written or oral request

  REQUEST TO VOTE, SIGN AND RETURN PROXIES

  Please vote, date and sign the enclosed Proxy and return it at your earliest convenience in order to be received no later than November 14, 2006. Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company. Proxies may be returned via regular mail or facsimile (fax) to the Company's transfer agent, Signature Stock Transfer, Attention Jason Bogutski, One Preston Park, 2301 Ohio Drive, Suite 100, Plano, TX 75093, or by fax to 972-612-4122.

  Voting Procedures

  Quorum and Voting

  In accordance with the Bylaws of the Company, the presence in person or by proxy of at least one-third (1/3) of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

  The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

  If a proxy statement is being delivered to two or more security holders who share an address, a proxy statement will be delivered to each security holder sharing an address. Security holders sharing an address can request delivery of a single copy of proxy statements by contacting the Company's corporate offices.

  Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

  DATED: October 11, 2006

  By the Order of the Board of Directors

  _______________________________________

  Chair, Board of Directors

  PROXY

  FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

  KLONDIKE STAR MINERAL CORPORATION

  TO BE HELD NOVEMBER 15, 2006

  By completing and returning this proxy to Klondike Star Mineral Corporation (the "Company"), you will be designating Hans Boge, the President of the Company, to vote all of your shares of the Company's common stock as indicated below. Proxies may be returned via regular mail or facsimile (fax) to the Company's transfer agent, Signature Stock Transfer, One Preston Park, 2301 Ohio Drive, Suite 100, Plano, TX 75096 or fax to 972-612-4122.

  Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company as indicated immediately above.

  The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

  This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company. The proposals to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

  As of September 29, 2006, which is the record for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "For" the Amendment to the Articles of Incorporation. Unless indicated below, by completing and signing this proxy, the stockholder grants to Hans Boge the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.

  _____ Withhold direction to vote on any other matter presented at the meeting.

  PROPOSAL 1 - AUTHORIZATION TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK TO 120 MILLION SHARES. Shall the Board of Directors be authorized to amend the Articles of Incorporation to increase the authorized shares of its common stock to 120,000,000 shares:

  YES             NO             ABSTAIN

  _____         _____             _____

  PROPOSAL 2 -ELECTION OF DIRECTORS. Shall the following be elected to the Board of Directors:

  YES             NO             ABSTAIN

          Hans Boge, P. Eng. (3 year term)                    _____         _____             _____

          Donald W. Flinn, P.Eng. (3 year term)            _____         _____             _____

          Sergei Doodchenko, P. Eng. (2 year term)      _____         _____             _____

          Albert Khelfa (2 year term)                             _____         _____             _____

  PROPOSAL 3 - APPOINTMENT OF WILLIAMS & WEBSTER, P.S. AS AUDITORS. Shall Williams & Webster, P.S. be appointed as independent auditors for the Company:

  YES             NO             ABSTAIN

  _____         _____             _____

  ___________________________________                                                     ____________________________________

  Shareholder Signature                                                                                         Shareholder Signature

  Printed Name: ______________________                                                        Printed Name: ________________________

  Number of Shares: _________________